UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2003

National Technical Systems, Inc
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-16438 (Commission File No.)	95-4134955 (IRS Employer Identification No.)

24007 Ventura Boulevard, Suite 200
Calabasas, California 91302
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (818) 591-0776

___________________________________________________
(Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.

On December 8, 2003, National Technical Systems, Inc. issued a press release announcing that it has entered into an agreement with DTI Holdings, LLC ("DTI") to purchase all or substantially all of the assets of DTI (doing business as "Dynamic Testing"). A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

The information in this Current Report on Form 8-K, including the exhibits, will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2003	NATIONAL TECHNICAL SYSTEMS, INC.

By: /s/ Lloyd Blonder Lloyd Blonder Senior Vice President / Chief Financial Officer

Exhibit Index

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated December 8, 2003.